UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with its regular review and assessment of the effectiveness of the Corporation’s compliance and ethics program, the Board of Directors (the “Board”) of Avangrid, Inc. (the “Corporation”), upon the recommendation of the Governance and Sustainability Committee of the Board (the “Governance and Sustainability Committee”), approved an amended and restated Code of Business Conduct and Ethics, effective October 18, 2023. The amended and restated Code of Business Conduct and Ethics maintains the essential principles and standards contained in the prior code but reflects the establishment of a Compliance Unit, a permanent internal body reporting to the Governance and Sustainability Committee, with powers related to oversight of the Corporation’s compliance and ethics program and compliance function. The Compliance Unit is comprised of an independent expert serving as chair, the Corporation’s chief compliance officer, and other officers of the Corporation with management responsibilities related to risk management and regulatory compliance. In addition, the amended and restated Code of Business Conduct and Ethics was amended to reflect the appointment of German Gonzalez Avecilla as the Corporation’s chief compliance officer and include additional guidance and clarifications in areas in which employees frequently seek advice from the compliance function.

The amended and restated Code of Business Conduct and Ethics does not result in any waiver to any officer, director or employee of the Corporation, explicit or implicit, from any provision of the Code of Business Conduct and Ethics as in effect prior to the Board’s action to amend and restate the Code of Business Conduct and Ethics. The amended and restated Code of Business Conduct and Ethics is applicable to all directors, officers, and employees of the Corporation and its subsidiaries and affiliates, including but not limited to the Corporation’s principal executive officer, principal financial officer, principal accounting officer, and controller.

The amended and restated Code of Business Conduct and Ethics is available in the Corporate Governance section of the Corporation’s website at www.avangrid.com. The foregoing summary of the amended and restated Code of Business Conduct and Ethics is subject to and qualified in its entirety by reference to the full text of the amended and restated Code of Business Conduct and Ethics.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: October 24, 2023

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